UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 20, 2014

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01  Change in Registrant’s Certifying Accountant

Effective on June 20, 2014, Vista Gold Corp. (the  “Registrant”) changed auditors from PricewaterhouseCoopers LLP, Denver, Colorado (“PwC Denver”) to EKS&H LLP, Denver, Colorado (“EKS&H”).  After completing a competitive process, the Registrant made the change as a result of the Registrant’s ongoing efforts to reduce operating costs. On June 20, 2014 at the request of the Registrant and upon mutual agreement, PwC Denver resigned as the independent registered public accounting firm of the Registrant.  The request for resignation of PwC Denver was recommended and approved by the Registrant’s audit committee.

PwC Denver’s reports on the Registrant’s consolidated financial statements for each of the past two fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinions and were not qualified or modified as to uncertainty, audit scope or accounting  principles.

During the two most recent fiscal years and the subsequent interim period through June 20, 2014, there have been no disagreements with PwC Denver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC Denver, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the Registrant’s consolidated financial statements for such years.

There have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the subsequent interim period through June 20, 2014.

PwC Denver was provided the disclosure in this Current Report on Form 8-K, and has provided herewith a letter dated June 23, 2014 commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which is attached as Exhibit 16.1.

Effective June 20, 2014 the Registrant, upon the recommendation of its audit committee, engaged EKS&H as its principal independent registered public accountant.

During the Registrant’s two most recent fiscal years and through the date of this Form 8-K, neither the Registrant nor anyone on its behalf has consulted with EKS&H regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, nor did EKS&H provide either a written report or oral advice that EKS&H concluded was as important factor considered by the Registrant in reaching a decision as to accounting auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) and the related instruction of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

Exhibit No. Description

16.1Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, Denver, Colorado, dated June 23, 2014

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: June 20, 2014	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBITS

Exhibt No. Description

16.1Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, Denver, Colorado, dated June 23, 2014